Exhibit 99.12

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id and Name                         COMM2005LNP5_PRICE1
Bond Type                                              FIXED
Bond Name                                      A2 (AAA/Aaa )
Original Balance                              592,379,000.00
Original Coupon                                        4.659%
Deal Description                         COMM2005LNP5_PRICE1
Orig. Cutoff Date                                   4/1/2005
Settlement Date                                    4/29/2005
PrepayMethod                                             CPR
Scenario             0% CPR (except one loan partial prepay)

Current Balance                               592,379,000.00
Current Coupon                                         4.659%

Dated Date                                            4/1/05
First Payment Date                                   5/10/05

Market Levels   TSY03M   TSY06M   TSY01Y   TSY02Y   TSY03Y   TSY05Y   TSY10Y   TSY30Y   WAC
-------------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                3.5360   3.5360   3.5360   3.5360   3.6640   3.9100   4.2720   4.6240   0.0000

Swap Table      SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP08Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y
-------------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                41.760   41.760   47.090   47.350   45.180   47.070   47.670   47.780   47.140   45.750   55.500   58.000   59.749

Swap Table      SWP25Y   SWP30Y   SWP40Y
-------------   ------   ------   ------
                55.249   48.749   48.749

Report Generated        Mon Apr 18 10:35:16 2005 (v.3.test) /home/abehlman/
                        emikus/deals/cmbs/comm05lnp5/price1/
                        comm05lnp5_price1.cmo, /data/strgrp/tsy/mkt.level,
                        /home/abehlman/tmp/p19862/
                        COMM2005LNP5_PRICE1_DFLT_A4_py.csv

                             0        TOP3EXT_12    TOP3EXT_24
                        -----------   -----------   -----------
           100.497350          4.56          4.58          4.59

Ave Life                      4.768         5.533         6.292
Mod Dur                       4.181         4.767         5.323
Window                   12/09-5/10    12/09-1/12    12/09-2/12
SwapSpd                        22.0          16.6          11.4

TOP3EXT_12        Top 3 Loans Ext 1 Year

TOP3EXT_24        Top 3 Loans Extend 2 Years

addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

US Patriot Act:

To help fight the funding of terrorism and money laundering activities, pursuant to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot Act, when you enter into the business relationship, verification will include (but is not limited to) name, address, corporate tax identification number, date of birth (applicable to an individual), and other information that will allow us to identify you. We may also ask to see corporate resolutions or other identifying documents from you.